ANCHOR BANCORP WISCONSIN INC

ANCHOR BANCORP WISCONSIN INC

Second Quarter 2015 Earnings Presentation Exhibit 99.2

This
presentation
does
not
constitute
an
offer
to
sell,
nor
a
solicitation
of
an
offer
to
buy,
any
securities
of
Anchor
BanCorp
Wisconsin,
Inc.
(the
“Company”)
by
any
person
in
any
jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
Neither
the
Securities
and
Exchange
Commission
nor
any
other
regulatory
body
has
approved
or
disapproved
of
the
securities
of
Anchor
or
passed
upon
the
accuracy
or
adequacy of this presentation. Any representation to the contrary is a criminal offense.
Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.
Market and other statistical data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable.
Anchor has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.
From time to time, Anchor may make forward-looking statements that reflect the Company’s views with respect to, among other things, future events and financial performance.
Words such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,”
“would”
and
“outlook,”
or
the
negative
version
of
those
words
or
other
comparable
words
are
intended
to
identify
forward-looking
statements,
but
are
not
the
exclusive
means
of
identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control.
Accordingly,
you
are
cautioned
that
any
such
forward-looking
statements
are
not
guarantees
of
future
performance
and
are
subject
to
certain
risks,
uncertainties
and
assumptions
that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Any forward-looking statement speaks only as of the date on
which
it
was
made,
and
unless
otherwise
required
by
law,
the
Company
does
not
undertake
any
obligation
to
update
or
review
any
forward-looking
statements,
whether
as
a
result of new information, future developments or otherwise.
This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.
Cautionary Statement Regarding Forward-Looking
Information and Non-GAAP Financial Information

Continuing the Recovery & Executing Our
Business Plan
Continue Credit Improvement
Execute Business Development
Strategies
Improve Efficiency
Utilize the Value of the DTA¹
Normalize Excess Capital
Building
Shareholder
Value
1)
“DTA”
refers
to
the
Company’s
deferred
tax
asset.

2015 Q2 Financial Highlights
Non-Interest
Expense
Non-Interest
Income
Net Interest
Income
Asset Quality
•
NPLs down $7.5 million during Q2 2015, and a YTD decline of 50%.
•
OREO down $3.4 million during Q2 2015, and a YTD decline of 23%.
•
De-provision of $0.6 million in Q2 2015, ALLL coverage is strong.
•
Net interest income of $17.4 million during Q2 2015, up $0.4 million or 2% Q-O-MRQ.
•
Net Interest Margin stable at 3.43%.
•
Earning asset yields and cost of funds stable at 3.65% and 0.24% respectively.
•
Non-interest
income
increased
$1.0
million
Q-O-MRQ
(includes
the
Appleton
–
Fox
building and Viroqua branch sales).
•
Non-interest income increased $2.1 million, or 28%, over Q-Q2 2014.
•
Gain on sale of loans and loan fees up Q-O-Q2 2014 by $1.2 million or 127%.
•
Deposit Service Fees higher Q-O-Q2 2014 by $73,000 or an increase of 3%.
•
Excluding one-time costs of $2.3 million, non-interest expense of $21 million was flat Q-
O-MRQ.
•
Non-interest expense (exclusive of one-time charges) is lower by $1.9 million Q-O-Q2
2014, or a decrease of 8%.
•
Efficiency initiatives projected to lower expense by $5.4 million annually.
Income
•
Net income of $107.5 million or $11.37 per diluted share.
•
Includes one-time tax benefit of $103.0 million or $10.89 per share related to reversal of substantially all of the Company’s deferred tax asset valuation allowance.
•
Pre-tax income of $4.5 million or $0.48 per share includes one-time gains and costs associated with previously announced efficiency initiatives.

DTA Valuation Allowance Recapture
DTA Valuation Allowance Reversal Update
•
Reversed substantially all of the DTA valuation allowance ($5.9 million state NOL DTA remains)
•
Recognized $103.0 million of income tax benefit, net of current year provision, in Q2
•
Evidence considered by management in supporting the reversal included:
•
Eight consecutive quarters of pre-tax earnings;
•
A three-year cumulative pre-tax book income position;
•
Significant reductions in the level of non-performing assets;
•
Successful execution of operational initiatives
*Full Valuation Allowance Prior to 6/30/2015
Current Trading View on Tangible Book Value and Adjusted Tangible Book Value Basis
$ in Thousands
$ Per Share
$ in Thousands
$ Per Share
$ in Thousands
$ Per Share
Tangible Book Value
$227,663
$23.85
$236,857
$24.66
$342,620
$35.68
Deferred Tax Assets*
$113,099
$11.85
$109,452
$11.39
$5,900
$0.61
Tangible Book Value Including DTA
$340,762
$35.70
$346,309
$36.05
$348,520
$36.30
Closing Stock Price
$34.44
$34.73
$37.98
Stock Price Multiple to Tangible Book
144%
141%
106%
Stock Price Multiple to Tangible Book Including DTA
96%
96%
105%
12/31/2014
3/31/2015
6/30/2015

Net Interest Income
* All data in millions
3.89%
3.77%
3.68%
3.64%
3.63%
3.65%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Yield on Interest-earning Assets
0.25%
0.23%
0.22%
0.22%
0.23%
0.24%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Cost of Interest-bearing Liabilities
$18.3
$17.9
$17.6
$17.5
$17.1
$17.4
3.66%
3.55%
3.47%
3.43%
3.42%
3.43%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Net Interest Income
-
Net Interest Margin (%)

Gain on Sale of Loans and Loan Fees
$0.8
$0.9
$1.1
$0.8
$2.3
$2.1
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

Deposit Service Fees
$2.3
$2.5
$2.6
$2.6
$2.4
$2.6
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

Other Non-interest Income 2
$2.8
$4.2
$4.3
$5.6
$4.0
$5.0 1
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

ANCHOR BANCORP WISCONSIN INC

Non-Interest Income
2
Other Non-interest Income includes investment and insurance
commissions, gains/losses on sale of investment securities, other than temporary impairment of investment securities, gains/losses on sale of OREO, and other miscellaneous items
1
Includes $0.4 million and $1.4 million for Viroqua branch and
Appleton –
Fox facility sales
* All data in millions
$5.9
$7.6
$8.0
$9.0
$8.7
$9.7
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Total Non-interest Income
1

Compensation and Benefits

$11.2
$10.7
$10.9
$11.5
$11.8
$11.4[1]
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

OREO Expense, net

$1.2
$2.3
$3.0
$3.3
$0.2
$0.7
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

Other Non-interest Expense [2]

$9.9
$9.9
$8.0
$9.8
$9.0
$8.9[1]
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

ANCHOR BANCORP WISCONSIN INC

Non-Interest Expense
2
Other Non-interest Expense includes occupancy, FDIC insurance, furniture and equipment, data processing, marketing, MSR
impairment/recovery, provision for unfunded commitments, and other miscellaneous items
1
Excludes $2.3 million of one-time changes ($2 million of
compensation and $0.3 million of occupancy cost).  Exclusive of one-time changes, non-interest expense was flat.
* All data in millions
$22.3
$22.9
$21.9
$24.6
$21.0
$21.0
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Total Non-interest Expense
1

Summary of Recent Initiatives
Branch
Rationalization
Compensation &
Benefits
Occupancy
Universal
Banker Branch
Staffing Model
•
2014 Q4 –
sold Richland Center Branch to Peoples Community Bank of Mazomanie
•
2015 Q2 –sold Viroqua branch to Royal Bank of Elroy, announced sale of the
Winneconne
branch
to
Premier
Community
Bank
(settlement
-
September
2015)
•
2015 Q2 –
consolidating 6 branches in the Wisconsin communities of Appleton,
Menasha, Oshkosh, Janesville, Franklin, and Madison, all with other branches within 5 miles
•
Expanded the Appleton Commercial facility for Retail Bank business
•
2015
Q2
–
New
Universal
Banker
Branch
staffing
model
–
the
majority
of
staff
will
be
able to open new accounts and perform most branch transactions for customers improving branch efficiency and providing customers with strong customer service
•
2015 Q2 –
Voluntary Separation Plan packages accepted by 78 of 140 eligible employees providing a variety of benefits including additional compensation, subsidized
COBRA health benefits, and optional job placement services
•
2015  Q1 -
purchased new City View Madison Support Center consolidated various operational teams
•
2015 Q2 –
sold Appleton Fox facility for $1.4 million gain

Ending Loan Portfolio Balances (SEC Categories), in millions
Total Loan Portfolio Yield
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
$1,570
$1,569
$1,583
$1,567
$1,582
$118
$113
$108
$104
$99
$232
$231
$233
$221
$220
$533
$542
$541
$537
$528
4.21%
4.11%
4.06%
4.08%
4.09%
$671
$670
$684
$688
$712
Jun 14
Sep 14
Dec 14
Mar 15
Jun 15
Comm'l Real Estate
Residential
Other Consumer
Education
Comm'l / Industrial
Total Loan Yield

Portfolio Concentration - June 2015
Other Consumer 13.9%
Education 6.2%
Residential 33.4%
Other COM RE 8.5%
Retail/Office 9.3%
Multi-Family 18.5%
Comm'l / Industrial 1.4%
Land / Const 8.7%

ANCHOR BANCORP WISCONSIN INC

Loan Portfolio & Yields
Ending portfolio loan balances
(1)
are up Q-O-MRQ (March 2015) and Q-O-Q2 2014 (June 2014). Commercial and
Industrial loans and Commercial Real Estate loans are up 43% and 6% respectively since June 2014.
(1)
Loan balances reported per SEC categories gross of LIP, deferred fees, unearned interest and ALLL
Originated $216 million of portfolio loans in the
first and second quarters of 2015, and $429
million over the last 12 months, demonstrating
customer confidence in the Company.

Other
2.1%
Jumbo CDs
0.1%
Retail CDs
22.5%
Int bearing
checking
15.9%
Savings
18.2%
Non-int bearing
checking
15.5%
Money market
25.8%

205
200
195
190
185
in millions
06/13
08/13
10/13
12/13
02/14
04/14
06/14
08/14
10/14
12/14
02/15
04/15
06/15

140
135
130
125
120
115
110
105
in millions
06/13
08/13
10/13
12/13
02/14
04/14
06/14
08/14
10/14
12/14
02/15
04/15
06/15

ANCHOR BANCORP
WISCONSIN INC

Deposit Mix
Business Deposits Balances Trending Higher…
…Driven by Business Checking Growth
Business
deposit
data
-
monthly
average
balances
2015 Q2 Deposit Mix
2015 YTD Deposit Growth of $6.6 million includes the negative impact of branch deposit sales.
Adjusting for branch sales, deposits grew $17.8 million or 1%.
11
Attractive core deposit base with growing emphasis
on relationship based commercial deposits driving
low cost of funds.

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.35%
2.03%
$348
$314
$273
$251
$236
$203
$175
$163
$132
$102
$98
$85
$71
$56
$45
OREO
TDRs
Nonaccrual loans
NPA / total assets
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

REO Net Balance by Quarter
$ in Millions
$90
$80
$70
$60
$50
$40
$30
$20
$84.3
$68.2
$65.9
$63.5
$62.1
$56.2
$46.7
$35.5
$30.6
$27.3
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

ANCHOR BANCORP
WISCONSIN INC

Significantly Improved Asset Quality
Non-performing Asset Levels ($ millions)
¹ Non-performing loans and assets exclude troubled debt restructurings that are now accruing.
Source:  Anchor SEC filings.
($000s)
As of
12/31/2013
12/31/2014
6/30/2015
Nonaccrual loans
$39,151
$18,632
$8,959
Troubled debt restructurings¹
29,346
16,483
8,591
OREO
63,460
35,491
27,255
Total nonperforming assets
$131,957
$70,606
$44,805
NPLs / Gross Loans
4.22%
2.22%
1.11%
NPAs / Assets
6.25
3.39
2.03
ALLL / Gross Loans
4.02
2.97
2.97
ALLL / NPLs
95.16
133.95
268.02

Credit Quality Overview

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Anchor Peers[1]
Anchor
5.58%
5.70%
4.64%
4.60%
4.56%
4.45%
4.34%
4.05%
3.41%
3.16%
3.02%
2.99%
3.02%
3.00%
3.01%
1.87%
1.65%
1.78%
1.78%
1.69%
1.69%
1.60%
1.62%
1.62%
1.58%
1.59%
1.62%
1.46%
1.28%
1.25%
1.20%
1.18%
1.21%
0.83%
0.42%
0.51%
0.72%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

ANCHOR BANCORP
WISCONSIN INC

Strong Loan Loss Reserves
Allowance to Total Loans Held-for-Investment
1
Anchor peer group represents all Wisconsin banks and thrifts with total assets greater than $500 million as of March 31, 2015.
Note:  Anchor data reflects consolidated entity.
Source:  SNL Financial and Anchor SEC filings.
Anchor’s reserves are strong and sufficient to cover potential credit losses. The ALLL to total NPLs  was 268%
at June 30, 2015, an increase from 95%  at December 31, 2013.  Four consecutive quarters of de-provision.

14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
9.06%
9.60%
9.69%
9.75%
10.07%
10.43%
10.85%
12.03%
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
16.30%
17.07%
17.43%
17.40%
17.96%
18.25%
18.19%
19.58%
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

ANCHOR BANCORP WISCONSIN INC

Strong Capital
Being strong and well capitalized allows Anchor to seek
opportunities to increase earnings and profitably grow our company.
Bank Tier 1 Core/Leverage Ratio
Bank Total Risk Based Capital Ratio
1
1
Capital ratios are reported for AnchorBank, fsb and calculated utilizing Basel III regulatory requirements effective
January 1, 2015

1
1

30-Sep-14
31-Oct-14
30-Nov-14
31-Dec-14
31-Jan-15
28-Feb-15
31-Mar-15
30-Apr-15
31-May-15
30-Jun-15
31-Jul-15

ANCHOR BANCORP
WISCONSIN INC

ABCW Recent Market Performance
Strong ABCW stock price performance since the public offering.
Anchor committed to continued focus on building shareholder value.
Volume (Shares)
Stock Price
Public Offering
Russell Index
Inclusion
Russell Index
Rebalancing
2015 Q1
Earnings
Efficiency Initiatives
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
$25.00
$30.00
$35.00
$40.00
$45.00

Highlights
Delivered improved operating results
Positive pre-tax net income since the recapitalization
First quarter 2015 pre-tax income of $6.2 million, 220% increase over Q1 2014
Second quarter pre-tax income of $4.5 million, a 74% increase over Q2 2014
Maintaining attractive core deposits and low cost of funds
Rationalized
cost
structure
–
lowering
annual
expense
by
an
estimated
$5.4
million
Business plan execution and growth in loans
Emphasis
on
growing
C&I
business
–
43%
loan
growth
in
last
12
months
-
hired
strong, experienced talent
CRE lending remains strong and high quality
Mortgage business transformation resulting in significant increase in production and gain on sale year-over-year
Retail Bank branch rationalization and Universal Banker model allow for leveraging sales and service culture and digital business delivery
Credit quality improved
NPAs decreased $25.8 million or 37% in 2015
OREO decreased $8.2 million or 23% in 2015
NPA/Total Assets improved from 3.39% to 2.03% during 2015

Reconciliation of Non-GAAP Measures
Non-GAAP Financial Measures¹
1
Tangible common equity to tangible assets (the “tangible common equity ratio”) is a non-GAAP financial measure. The Company calculates the tangible common equity ratio by excluding the balance of preferred equity, goodwill and other intangible assets from common shareholders’ equity and assets. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios. This disclosure should not be viewed as a substitute for results determined to be in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures presented by other companies.
($000s)
12/31/2013
03/31/2014
06/30/2014
09/30/2014
12/31/2014
03/31/2015
06/30/2015
Total GAAP Equity / (Deficit)
$202,198
$206,708
$211,507
$214,709
$227,663
$236,856
$342,620
Less: Preferred Equity
-

-

-

-

-

-

-

Less: Goodwill and Other Intangibles
-

-

-

-

-

-

-

Tangible Common Equity
$202,198
$206,708
$211,507
$214,709
$227,663
$236,856
$342,620
Total GAAP Assets
$2,112,474
$2,109,824
$2,121,249
$2,106,521
$2,082,379
$2,094,161
$2,205,595
Less: Goodwill and Other Intangibles
-

-

-

-

-

-

-

Tangible Assets
$2,112,474
$2,109,824
$2,121,249
$2,106,521
$2,082,379
$2,094,161
$2,205,595
Tang. Common Equity / Tang. Assets
9.57%
9.80%
9.97%
10.19%
10.93%
11.31%
15.53%
As of,